Exhibit 10.11
AMENDMENT TO SERIES D 6% SECURED CONVERTIBLE
PROMISSORY NOTE DUE MAY 29, 2009
     This Amendment, dated October 30, 2008, (the “Amendment”) amends certain provisions of the Series D 6% Secured Convertible Promissory Note in the original principal amount of $                    , issued by AXS-One Inc., a Delaware corporation (the “Company”) (No. PN-2007-D-[___]), due May 29, 2009 and dated as of July 24, 2008 (the “Note”), and is by and between the Company and                      (“Holder”). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.
     WHEREAS, on the date hereof, the Company issued in favor of certain purchasers (the “Purchasers”) promissory notes, in the aggregate principal amount of One Million and One Hundred Thousand Dollars ($1,100,000) (collectively the “October 2008 Notes”), and such October 2008 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement dated as of the date hereof, between the Company and such Purchasers; and
     WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.
     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment to the Note.
     The following Section 6(e) is added to Section 6 of the Note immediately following Section 6(d) thereof:
     “(e) The occurrence of any Event of Default under the October 2008 Notes (as Event of Default is defined in such October 2008 Notes). “October 2008 Notes” shall mean those Series E 6% Secured Convertible Promissory Notes issued and sold by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement by and among the Company and those purchasers as listed therein, dated on or around October 30, 2008.”
     2. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.
     3. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS AMENDMENT NOR THE

TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.
     4. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.
     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company: AXS-ONE INC.
By:
Name:
Title:

[HOLDER]
By:
Name:
Title:

[Signature Page to Amendment to Series D 6% Secured
Convertible
Promissory Note due May 29, 2009.]

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